UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Emerging Markets Bond Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging markets bonds generated strong gains for the year ended December 31, 2012. Investor interest in riskier assets was high through most of the year, and our asset class benefited amid signs of stabilization in the eurozone, modest growth in the U.S., and incremental improvements in China and other key emerging markets. Accommodative monetary policy from many of the world’s central banks and heightened investor appetite for higher-yielding assets also helped to support emerging markets debt. The Emerging Markets Bond Fund performed well in this environment, outperforming the J.P. Morgan Emerging Markets Bond Index Global and its Lipper peer group average.

As shown in the Performance Comparison table, your fund gained 11.22% and 19.62% for the 6- and 12-month periods ended December 31, 2012, respectively. Security selection in locally denominated Mexican sovereign bonds and allocations to corporate bonds, which are not included in the J.P. Morgan index, were the biggest contributors for the year. Our exposure to the Brazilian real weighed on returns as the currency weakened against the U.S. dollar.

MARKET ENVIRONMENT

Buoyed by positive economic and political developments, investor sentiment was decidedly upbeat, and emerging markets bonds performed well through the first three months of 2012. The U.S. economic recovery was progressing nicely amid unexpected strength in manufacturing and employment, the European Central Bank’s two long-term refinancing operations signaled progress on the eurozone debt crisis, and China’s economy seemed to be cooling in an orderly manner to more sustainable growth. Risk aversion returned in the spring, however, as signs of a weakening global economy sapped investor confidence. Much of Europe was mired in recession, and election results in Greece and France revealed widespread discontent over fiscal austerity measures. Mixed economic data in the U.S., including persistently high unemployment, indicated that the previously resilient recovery was starting to falter and that the Chinese economic slowdown was sharper than expected.

Investor risk sentiment improved markedly over the summer as central banks around the world took action to stimulate economic growth. In July, the European Central Bank pledged to do “whatever it takes” to save the euro, followed by a plan to purchase short-term government debt from troubled eurozone members. Key emerging markets, including China, South Africa, and Brazil, cut interest rates, and the U.S. Federal Reserve announced a third round of quantitative easing, bolstering demand for higher-yielding assets such as emerging markets debt. Optimism persisted over the year’s closing months amid stabilization in the eurozone, a continuation of accommodative monetary policies from the world’s central banks, and incremental improvements in key emerging economies. New issuance of emerging markets debt increased considerably later in the year as multiple sovereign and corporate borrowers, including several debut issuers, came to the market. However, support for the asset class remained firm as the increase in supply was met with strong investor demand.

Faced with low nominal yields and, in many cases, negative real yields (nominal yields adjusted for inflation) on bonds in many developed markets, investors increasingly turned to the attractive yields available in emerging markets debt. In addition, money flows into the asset class continue to benefit from a long-term, structural transition as investors diversify their portfolios into the expanding emerging markets debt universe, which is rapidly improving in size, scope, and quality. When all was said and done, emerging markets debt significantly outpaced bonds in the U.S. and other developed markets for the year. U.S. dollar-denominated debt marginally outperformed bonds denominated in local currencies, and emerging markets corporate debt lagged with smaller, though still strong, gains.

PORTFOLIO REVIEW AND POSITIONING

Security selection in Mexico was the largest contributor to the fund’s outperformance versus our benchmark for the year. We avoided richly valued sovereign debt in favor of locally denominated government and corporate debt, which we believe hold better relative value than the currently low-yielding dollar-denominated sovereign debt. Following the election of a new president, reform prospects in Mexico, particularly within the energy sector, support an optimistic outlook for some oil-related credits, while solidifying economic and housing data in the U.S. bode well for industrial companies that are linked to the U.S. economic cycle. Locally denominated government debt is also attractive, aided by a relatively benign inflation forecast.

Corporate debt, which is not included in the benchmark J.P. Morgan index, also aided annual returns. In China, the high-yielding property market has been a top-performing sector over the year given limited financing needs, continued trends toward urbanization, and resumption of sales activity. We favor the highest-quality names within this space, such as KWG Property Holdings and Country Garden Holdings, preferring large, liquid issuers with credible management teams and strong presales figures. While economic news from China was inconsistent at times in 2012, recent data showed incremental improvement in manufacturing activity, reinforcing the view that the economy is gaining traction. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

It is important to note that the choice to invest in local debt and the respective currency in which the debt is issued are two distinct decisions. The fund’s exposure to the Brazilian real was the biggest drag on performance. Deteriorating growth conditions prompted Brazil’s central bank into an unprecedented series of interest rate cuts, causing the currency to depreciate relative to the U.S. dollar. We reduced our exposure during the year, and despite the sell-off earlier in the year, we expect the currency to remain range-bound in the coming months.

Corporate bonds and locally denominated debt continue to be a focus for the fund going into 2013. The fund’s outperformance over the past year was largely a function of our exposure to these sectors, which are not represented in the index, especially as higher-yielding emerging corporates outperformed over the year. Emerging market corporates are supported by strong economic growth, as well as the rise of the middle class in emerging countries. We are also looking to initiate positions or add to existing positions in high-conviction currencies where we are not expecting intervention from central banks.

OUTLOOK

The stabilization of European economic data, a resolution of the U.S. fiscal cliff, and better-than-expected data out of China—the bellwether for emerging economies—have helped to calm the markets and provided support to emerging debt. We continue to focus on corporate debt as a compelling way to gain exposure to the strong growth potential of many emerging economies. Corporations that are strategically positioned to serve the growing middle class found across many developing markets are particularly attractive. Emerging markets local debt also holds compelling investment potential as we expect aggregate inflation to remain stable and emerging markets central banks to keep interest rates steady through most of the year. We remain cognizant, however, that governments in many emerging countries may become increasingly interventionist in monetary policies, which has caused us to remain selective within our exposures.

There are several near-term concerns that could affect investor risk tolerance. Last-minute legislation averted a fiscal cliff disaster in the U.S., but a long-term resolution to deficit reduction issues has yet to be found, and a debt ceiling battle looms early in 2013. European policymakers have stabilized the debt crisis and the danger of a disorderly breakup of the eurozone has receded substantially, but a long-term resolution of the Continent’s profound fiscal imbalances has yet to be forged. A sudden rise in U.S. Treasury yields or a significant increase in equity market inflows represent additional potential headwinds.

Over the long term, however, we remain optimistic about the prospects for emerging markets debt. In contrast to the challenges faced by developed economies, emerging markets sovereign and corporate debt remains relatively well supported from both fundamental and technical standpoints. In addition to higher growth expectations and lower debt burdens than the average developed country, emerging markets benefit from a much broader variety of policy tools than many developed markets. Overall, we are encouraged that credit fundamentals and economic growth potential in emerging markets countries are generally favorable relative to many highly indebted developed countries. We believe this will continue to drive secular capital flows into emerging debt markets in the long term and support bond prices.

Effective security selection is becoming increasingly important as the international bond market grows in size, complexity, and maturity. We believe that the extended reach of T. Rowe Price’s global credit and equity research platforms, combined with an emphasis on cross-functional collaboration, gives us a critical edge in evaluating opportunities and risks in the global bond market.

Respectfully submitted,

Michael J. Conelius
Lead portfolio manager and chairman of the fund’s Investment
Advisory Committee

January 24, 2013

The committee chairman has day-to-day responsibility for the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global: An unmanaged index that tracks U.S. dollar-denominated bonds in non-U.S. countries.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Quasi-sovereign debt: Debt issued by a corporation and backed by the respective government, typically offering the higher yields of corporate debt with the added benefit of government support.

Weighted average effective duration (years): A measure of a portfolio’s price sensitivity to changes in interest rates. Portfolios with longer-weighted average effective durations are more sensitive to changes in interest rates than securities of shorter durations.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

| | Year Ended 12/31/12 | 12/31/11 | 12/31/10 | 12/31/09 | 12/31/08 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 12.74 | $ 13.28 | $ 12.54 | $ 10.11 | $ 13.46 |
| Investment activities | | | | | |
| Net investment income[(1)] | 0.79 | 0.88 | 0.88 | 0.93 | 1.02 |
| Net realized and unrealized gain (loss) | 1.65 | (0.43) | 0.74 | 2.46 | (3.26) |
| Total from investment activities | 2.44 | 0.45 | 1.62 | 3.39 | (2.24) |
| Distributions | | | | | |
| Net investment income | (0.77) | (0.89) | (0.86) | (0.67) | (1.04) |
| Net realized gain | (0.19) | (0.10) | (0.02) | – | (0.07) |
| Tax return of capital | – | – | – | (0.29) | – |
| Total distributions | (0.96) | (0.99) | (0.88) | (0.96) | (1.11) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 14.22** | **$ 12.74** | **$ 13.28** | **$ 12.54** | **$ 10.11** |

**Ratios/Supplemental Data**

| | | | | | |
|---|---|---|---|---|---|
| **Total return[(2)]** | **19.62%** | **3.47%** | **13.29%** | **34.93%** | **(17.71)%** |
| Ratio of total expenses to average net assets | 0.94% | 0.94% | 0.95% | 0.97% | 0.98% |
| Ratio of net investment income to average net assets | 5.83% | 6.72% | 6.73% | 7.95% | 8.33% |
| Portfolio turnover rate | 40.7% | 50.1% | 35.3% | 37.0% | 57.1% |
| Net assets, end of period (in millions) | $ 4,024 | $ 3,087 | $ 2,658 | $ 1,833 | $ 544 |

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

# Portfolio of Investments ‡

(Cost and value in $000s)

| | Par/Shares | Value |
|---|---|---|
| **ARGENTINA 0.8%** | | |
| **Corporate Bonds 0.5%** | | |
| Arcos Dorados Holdings, 10.25%, 7/13/16 (BRL) (1) | 9,040,000 | 4,737 |
| Banco Galicia y Buenos Air, 8.75%, 5/4/18 (USD) (1) | 10,430,000 | 8,683 |
| IRSA Inversiones y Representaciones 11.50%, 7/20/20 (USD) (1) | 5,715,000 | 5,201 |
| | | 18,621 |
| **Government Bonds 0.3%** | | |
| City of Buenos Aires, 12.50%, 4/6/15 (USD) (1) | 450,000 | 443 |
| Republic of Argentina, 7.00%, 10/3/15 (USD) | 3,114,945 | 2,792 |
| Republic of Argentina, FRN, 2.50%, 12/31/38 (USD) | 24,600,000 | 8,954 |
| | | 12,189 |
| Total Argentina (Cost $35,518) | | 30,810 |
| **BRAZIL 13.2%** | | |
| **Corporate Bonds 5.0%** | | |
| Banco Bradesco/Cayman Islands, 4.125%, 5/16/16 (USD) (1) | 7,950,000 | 8,423 |
| Banco do Estado do Rio Grande do Sul 7.375%, 2/2/22 (USD) | 2,800,000 | 3,080 |
| Banco do Estado do Rio Grande do Sul 7.375%, 2/2/22 (USD) (1) | 12,800,000 | 14,080 |
| Banco Nacional de Desenvolvimento, 6.369%, 6/16/18 (USD) | 6,015,000 | 7,158 |
| BFF International, 7.25%, 1/28/20 (USD) | 1,650,000 | 1,980 |
| BR Malls International Finance, 8.50%, 1/29/49 (USD) (1) | 3,544,000 | 3,916 |
| BR Malls International Finance, 9.75%, 11/29/49 (USD) | 5,773,000 | 5,831 |
| BR Properties, 9.00%, 10/29/49 (USD) (1) | 10,325,000 | 11,409 |
| BRF - Brasil Foods, 5.875%, 6/6/22 (USD) (1) | 2,315,000 | 2,558 |
| Brasil Telecom, 9.75%, 9/15/16 (1) | 10,600,000 | 5,462 |
| Centrais Electricas Brasileiras, 5.75%, 10/27/21 (USD) (1) | 6,335,000 | 6,842 |
| Centrais Electricas Brasileiras, 5.75%, 10/27/21 (USD) | 3,200,000 | 3,456 |
| Cia de Saneamento Basico, 6.25%, 12/16/20 (USD) (1) | 5,000,000 | 5,500 |
| Embraer, 5.15%, 6/15/22 (USD) | 4,150,000 | 4,555 |
| General Shopping Finance, 10.00%, 11/29/49 (USD) (1) | 7,400,000 | 7,265 |
| General Shopping Finance, 10.00%, 11/29/49 (USD) | 85,000 | 83 |

| | | |
|---|---|---|
| Itau Unibanco Holding, 5.65%, 3/19/22 (USD) (1) | 5,870,000 | 6,186 |
| Minerva Luxembourg, 12.25%, 2/10/22 (USD) (1) | 8,350,000 | 10,041 |
| Minerva Overseas II, 10.875%, 11/15/19 (USD) (1) | 7,655,000 | 8,803 |
| Net Servicos de Comunicacao, 7.50%, 1/27/20 (USD) | 4,175,000 | 4,822 |
| Odebrecht Finance, 7.125%, 6/26/42 (USD) (1) | 8,825,000 | 10,281 |
| Petrobras International Finance, 5.375%, 1/27/21 (USD) | 14,135,000 | 15,969 |
| Petrobras International Finance, 6.75%, 1/27/41 (USD) | 6,800,000 | 8,627 |
| Petrobras International Finance, 6.875%, 1/20/40 (USD) | 8,900,000 | 11,366 |
| Petrobras International Finance, 7.875%, 3/15/19 (USD) | 5,100,000 | 6,391 |
| TAM Capital, 7.375%, 4/25/17 (USD) | 4,120,000 | 4,480 |
| TAM Capital 2, 9.50%, 1/29/20 (USD) (1) | 1,000,000 | 1,123 |
| Vale Overseas, 4.375%, 1/11/22 (USD) | 1,960,000 | 2,100 |
| Virgolino de Oliveira, 10.50%, 1/28/18 (USD) | 1,000,000 | 1,030 |
| Virgolino de Oliveira, 11.75%, 2/9/22 (USD) | 8,400,000 | 8,736 |
| Votorantim Cimentos, 7.25%, 4/5/41 (USD) (1) | 9,700,000 | 10,961 |
| | | 202,514 |
| **Government Bonds 8.2%** | | |
| Brazil Notas do Tesouro Nacional, 10.00%, 1/1/14 | 65,459,000 | 32,797 |
| Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17 | 91,563,000 | 47,143 |
| Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21 | 10,370,000 | 5,342 |
| Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23 | 52,346,000 | 26,901 |
| Brazil Notas do Tesouro Nacional, Treasury Inflation-Indexed 6.00%, 5/15/15 | 36,045,000 | 42,749 |
| Brazil Notas do Tesouro Nacional, Treasury Inflation-Indexed 6.00%, 8/15/16 | 21,986,000 | 26,775 |
| Brazil Notas do Tesouro Nacional, Treasury Inflation-Indexed 6.00%, 8/15/24 | 15,265,000 | 20,433 |
| Republic of Brazil, 5.625%, 1/7/41 (USD) | 26,760,000 | 35,189 |
| Republic of Brazil, 5.875%, 1/15/19 (USD) | 920,000 | 1,143 |
| Republic of Brazil, 7.125%, 1/20/37 (USD) | 46,144,000 | 70,831 |
| Republic of Brazil, 8.25%, 1/20/34 (USD) | 11,790,000 | 19,895 |
| | | 329,198 |
| Total Brazil (Cost $492,568) | | 531,712 |

## CHILE 1.2%

**Corporate Bonds 1.2%**

| | | |
|---|---|---|
| Banco del Estado - Chile, 3.875%, 2/8/22 (USD) (1) | 2,500,000 | 2,663 |
| Banco del Estado - Chile, 4.125%, 10/7/20 (USD) | 3,807,000 | 4,174 |
| Banco Santander Chile, 3.875%, 9/20/22 (USD) (1) | 1,665,000 | 1,709 |
| Codelco, 3.00%, 7/17/22 (USD) | 28,000,000 | 28,348 |
| Codelco, 3.00%, 7/17/22 (USD) (1) | 2,560,000 | 2,592 |
| Codelco, 4.25%, 7/17/42 (USD) | 5,805,000 | 5,938 |
| Codelco, 5.625%, 9/21/35 (USD) | 950,000 | 1,165 |
| Codelco, 6.15%, 10/24/36 (USD) | 1,241,000 | 1,625 |
| Empresa Nacional Del Petroleo, 4.75%, 12/6/21 (USD) (1) | 170,000 | 183 |
| Total Chile (Cost $47,239) | | 48,397 |

## CHINA 3.6%

**Corporate Bonds 3.6%**

| | | |
|---|---|---|
| Central China Real Estate, 12.25%, 10/20/15 (USD) | 14,000,000 | 15,610 |
| China Resources Gas Group, 4.50%, 4/5/22 (USD) (1) | 7,000,000 | 7,706 |
| China Shanshui Cement, 8.50%, 5/25/16 (USD) (1) | 12,150,000 | 13,183 |
| China Shanshui Cement, 10.50%, 4/27/17 (USD) (1) | 2,938,000 | 3,393 |
| COSL Finance BVI, 3.25%, 9/6/22 (USD) (1) | 2,900,000 | 2,842 |
| Country Garden Holdings, 10.50%, 8/11/15 (USD) | 2,650,000 | 2,971 |
| Country Garden Holdings, 11.125%, 2/23/18 (USD) | 3,000,000 | 3,495 |
| Country Garden Holdings, 11.125%, 2/23/18 (USD) (1) | 13,550,000 | 15,786 |
| ENN Energy Holdings, 6.00%, 5/13/21 (USD) | 750,000 | 866 |
| ENN Energy Holdings, 6.00%, 5/13/21 (USD) (1) | 6,250,000 | 7,210 |
| KWG Property Holdings, 12.50%, 8/18/17 (USD) | 493,000 | 569 |
| KWG Property Holdings, 12.75%, 3/30/16 (USD) | 11,400,000 | 12,998 |
| KWG Property Holdings, 13.25%, 3/22/17 (USD) | 1,507,000 | 1,802 |
| Mega Advance Investments, 5.00%, 5/12/21 (USD) (1) | 12,800,000 | 14,496 |
| Nord Anglia Education, 10.25%, 4/1/17 (USD) (1) | 8,200,000 | 9,102 |
| RKI Finance, 9.50%, 9/21/15 (USD) | 4,000,000 | 4,263 |
| Studio City Finance, 8.50%, 12/1/20 (USD) (1) | 9,825,000 | 10,322 |
| Talent Yield Investments, 4.50%, 4/25/22 (USD) (1) | 2,500,000 | 2,728 |

| | | |
|---|---|---|
| **CROATIA 0.4%** | | |
| **Corporate Bonds 0.1%** | | |
| Hrvatska Electroprivreda, 6.00%, 11/9/17 (USD) (1) | 5,720,000 | 6,063 |
| | | 6,063 |
| **Government Bonds 0.3%** | | |
| Republic of Croatia, 6.25%, 4/27/17 (USD) | 1,600,000 | 1,758 |
| Republic of Croatia, 6.375%, 3/24/21 (USD) | 4,900,000 | 5,598 |
| Republic of Croatia, 6.625%, 7/14/20 (USD) | 1,950,000 | 2,238 |
| Republic of Croatia, 6.75%, 11/5/19 (USD) | 1,750,000 | 2,015 |
| | | 11,609 |
| Total Croatia (Cost $17,338) | | 17,672 |
| **DOMINICAN REPUBLIC 0.5%** | | |
| **Corporate Bonds 0.2%** | | |
| AES Andres/Itabo Dominic, 9.50%, 11/12/20 (USD) (1) | 5,000,000 | 5,582 |
| | | 5,582 |
| **Government Bonds 0.3%** | | |
| Dominican Republic, 7.50%, 5/6/21 (USD) (1) | 5,625,000 | 6,576 |
| Dominican Republic, 7.50%, 5/6/21 (USD) | 4,250,000 | 4,968 |
| Dominican Republic, 8.625%, 4/20/27 (USD) | 365,000 | 442 |
| Dominican Republic, 9.04%, 1/23/18 (USD) | 1,338,897 | 1,520 |
| | | 13,506 |
| Total Dominican Republic (Cost $17,061) | | 19,088 |
| **EGYPT 0.2%** | | |
| **Government Bonds 0.2%** | | |
| Arab Republic of Egypt, 5.75%, 4/29/20 (USD) | 125,000 | 125 |
| Arab Republic of Egypt, 6.875%, 4/30/40 (USD) | 9,010,000 | 8,582 |
| Total Egypt (Cost $8,977) | | 8,707 |

| | | |
|---|---|---|
| **EL SALVADOR 0.0%** | | |
| **Government Bonds 0.0%** | | |
| Republic of El Salvador, 5.875%, 1/30/25 (USD) (1) | 200,000 | 203 |
| Total El Salvador (Cost $200) | | 203 |
| **FIJI 0.2%** | | |
| **Government Bonds 0.2%** | | |
| Republic of Fiji, 9.00%, 3/15/16 (USD) | 6,000,000 | 6,172 |
| Total Fiji (Cost $6,008) | | 6,172 |
| **GABON 0.2%** | | |
| **Government Bonds 0.2%** | | |
| Republic of Gabon, 8.20%, 12/12/17 (USD) | 7,305,000 | 8,930 |
| Total Gabon (Cost $7,803) | | 8,930 |
| **GEORGIA 0.5%** | | |
| **Corporate Bonds 0.4%** | | |
| Bank of Georgia, 7.75%, 7/5/17 (USD) (1) | 16,500,000 | 16,878 |
| | | 16,878 |
| **Government Bonds 0.1%** | | |
| Republic of Georgia, 6.875%, 4/12/21 (USD) (1) | 200,000 | 233 |
| Republic of Georgia, 6.875%, 4/12/21 (USD) | 4,200,000 | 4,893 |
| | | 5,126 |
| Total Georgia (Cost $20,936) | | 22,004 |
| **GRENADA 0.1%** | | |
| **Government Bonds 0.1%** | | |
| Government of Grenada, FRN, 4.50%, 9/15/25 (USD) | 6,150,000 | 2,921 |
| Total Grenada (Cost $4,888) | | 2,921 |

## INDONESIA 6.7%

### Corporate Bonds 1.9%

| | | |
|---|---|---|
| Majapahit Holdings, 7.75%, 1/20/20 (USD) | 6,850,000 | 8,648 |
| Majapahit Holdings, 7.875%, 6/29/37 (USD) | 7,400,000 | 10,230 |
| Majapahit Holdings, 8.00%, 8/7/19 (USD) (1) | 10,670,000 | 13,551 |
| Pertamina, 6.00%, 5/3/42 (USD) | 4,250,000 | 4,808 |
| Pertamina, 6.00%, 5/3/42 (USD) (1) | 8,179,000 | 9,252 |
| Pertamina, 6.50%, 5/27/41 (USD) (1) | 5,000,000 | 5,975 |
| Perusahaan Listrik Negara, 5.25%, 10/24/42 (USD) (1) | 1,880,000 | 1,946 |
| Perusahaan Listrik Negara, 5.50%, 11/22/21 (USD) (1) | 5,600,000 | 6,356 |
| PT Adaro Indonesia, 7.625%, 10/22/19 (USD) (1) | 12,340,000 | 13,821 |
| | | 74,587 |

### Government Bonds 4.8%

| | | |
|---|---|---|
| Perusahaan Penerbit, 4.00%, 11/21/18 (USD) (1) | 970,000 | 1,040 |
| Republic of Indonesia, 3.75%, 4/25/22 (USD) (1) | 62,250,000 | 66,530 |
| Republic of Indonesia, 4.875%, 5/5/21 (USD) | 40,550,000 | 46,785 |
| Republic of Indonesia, 5.25%, 1/17/42 (USD) (1) | 3,250,000 | 3,790 |
| Republic of Indonesia, 5.25%, 1/17/42 (USD) | 5,000,000 | 5,831 |
| Republic of Indonesia, 5.875%, 3/13/20 (USD) | 9,400,000 | 11,351 |
| Republic of Indonesia, 6.625%, 2/17/37 (USD) | 7,299,000 | 9,817 |
| Republic of Indonesia, 6.875%, 1/17/18 (USD) | 9,944,000 | 12,181 |
| Republic of Indonesia, 7.75%, 1/17/38 (USD) | 5,159,000 | 7,816 |
| Republic of Indonesia, 8.50%, 10/12/35 (USD) | 5,040,000 | 8,102 |
| Republic of Indonesia, 11.625%, 3/4/19 (USD) (1) | 14,000,000 | 21,245 |
| | | 194,488 |
| Total Indonesia (Cost $234,453) | | 269,075 |

## IRAQ 1.0%

### Government Bonds 1.0%

| | | |
|---|---|---|
| Republic of Iraq, 5.80%, 1/15/28 (USD) | 40,886,000 | 38,944 |
| Total Iraq (Cost $27,469) | | 38,944 |

## ISRAEL 0.5%

| | | |
|---|---|---|
| **Corporate Bonds 0.5%** | | |
| Altice Financing, 7.875%, 12/15/19 (USD) (1) | 3,400,000 | 3,595 |
| Altice Finco, 9.875%, 12/15/20 (USD) (1) | 3,775,000 | 4,016 |
| Israel Electric, 7.75%, 12/15/27 (USD) | 7,400,000 | 8,068 |
| Israel Electric, 9.375%, 1/28/20 (USD) | 3,250,000 | 3,874 |
| Total Israel (Cost $18,524) | | 19,553 |

## IVORY COAST 0.4%

| | | |
|---|---|---|
| **Government Bonds 0.4%** | | |
| Republic of Ivory Coast, FRN, 5.75%, 12/31/32 (USD) | 17,465,000 | 16,417 |
| Total Ivory Coast (Cost $12,198) | | 16,417 |

## JAMAICA 0.9%

| | | |
|---|---|---|
| **Corporate Bonds 0.5%** | | |
| Air Jamaica, 9.375%, 7/8/15 (USD) | 1,105,714 | 1,144 |
| Clarendon Alumina Production, 8.50%, 11/16/21 (USD) | 2,957,143 | 2,928 |
| Digicel Group, 8.25%, 9/30/20 (USD) (1) | 1,600,000 | 1,768 |
| Digicel Group, 10.50%, 4/15/18 (USD) (1) | 10,750,000 | 12,067 |
| Digicel Group, 12.00%, 4/1/14 (USD) (1) | 1,000,000 | 1,092 |
| Digicel Group, 12.00%, 4/1/14 (USD) | 2,750,000 | 3,004 |
| Digicel Limited, 8.25%, 9/1/17 (USD) | 670,000 | 724 |
| | | 22,727 |
| **Government Bonds 0.4%** | | |
| Government of Jamaica, 8.00%, 6/24/19 (USD) | 10,052,000 | 9,876 |
| Government of Jamaica, 8.00%, 3/15/39 (USD) | 100,000 | 89 |
| Government of Jamaica, 10.625%, 6/20/17 (USD) | 4,954,000 | 5,437 |
| | | 15,402 |
| Total Jamaica (Cost $36,873) | | 38,129 |

## MALAYSIA 0.3%

| | | |
|---|---|---|
| **Corporate Bonds 0.0%** | | |
| Penergangan Malaysia Berhad, 5.625%, 3/15/16 (USD) | 460,000 | 517 |
| | | 517 |
| **Government Bonds 0.3%** | | |
| Malaysian Government, 3.197%, 10/15/15 | 740,000 | 243 |
| Wakala Global Sukuk, 4.646%, 7/6/21 (USD) | 8,210,000 | 9,496 |
| | | 9,739 |
| Total Malaysia (Cost $9,520) | | 10,256 |

## MEXICO 11.4%

| | | |
|---|---|---|
| **Corporate Bonds 6.1%** | | |
| Alpek, 4.50%, 11/20/22 (USD) (1) | 5,930,000 | 6,197 |
| America Movil, 8.46%, 12/18/36 | 29,400,000 | 2,515 |
| CEMEX, 9.00%, 1/11/18 (USD) | 2,100,000 | 2,284 |
| CEMEX, FRN, 5.311%, 9/30/15 (USD) (1) | 5,155,000 | 5,245 |
| CEMEX Espana Luxembourg, 9.875%, 4/30/19 (USD) | 300,000 | 336 |
| CEMEX Finance, 9.375%, 10/12/22 (USD) (1) | 9,900,000 | 11,187 |
| CEMEX Finance, 9.50%, 12/14/16 (USD) (1) | 2,060,000 | 2,251 |
| Comision Federal de Electricidad, 5.75%, 2/14/42 (USD) (1) | 5,000,000 | 5,712 |
| Controladora Mabe, 7.875%, 10/28/19 (USD) | 1,450,000 | 1,686 |
| Controladora Mabe, 7.875%, 10/28/19 (USD) (1) | 10,575,000 | 12,293 |
| Kansas City Southern de Mexico, 6.125%, 6/15/21 (USD) | 2,500,000 | 2,837 |
| Mexichem, 4.875%, 9/19/22 (USD) (1) | 1,085,000 | 1,172 |
| Mexico Generadora de Ene, 5.50%, 12/6/32 (USD) (1) | 12,840,000 | 13,578 |
| Pemex Project Funding Master Trust, 5.50%, 2/24/25 (EUR) | 5,000,000 | 7,613 |
| Petroleos Mexicanos, 4.875%, 1/24/22 (USD) | 1,965,000 | 2,222 |
| Petroleos Mexicanos, 5.50%, 1/21/21 (USD) | 10,500,000 | 12,322 |
| Petroleos Mexicanos, 5.50%, 6/27/44 (USD) | 8,000,000 | 8,820 |
| Petroleos Mexicanos, 5.50%, 6/27/44 (USD) | 42,030,000 | 46,338 |
| Petroleos Mexicanos, 6.00%, 3/5/20 (USD) | 13,575,000 | 16,290 |
| Petroleos Mexicanos, 6.50%, 6/2/41 (USD) | 38,203,000 | 48,136 |

| | | |
|---|---|---|
| **MOROCCO 0.2%** | | |
| **Government Bonds 0.2%** | | |
| Kingdom of Morocco, 4.25%, 12/11/22 (USD) (1) | 5,720,000 | 5,791 |
| Kingdom of Morocco, 5.50%, 12/11/42 (USD) (1) | 3,000,000 | 3,083 |
| Total Morocco (Cost $8,600) | | 8,874 |
| **NAMIBIA 0.1%** | | |
| **Government Bonds 0.1%** | | |
| Republic of Namibia, 5.50%, 11/3/21 (USD) (1) | 5,350,000 | 6,019 |
| Total Namibia (Cost $5,258) | | 6,019 |
| **NIGERIA 0.8%** | | |
| **Corporate Bonds 0.5%** | | |
| Afren, 11.50%, 2/1/16 (USD) (1) | 8,750,000 | 10,194 |
| Afren, 11.50%, 2/1/16 (USD) | 1,100,000 | 1,282 |
| GTB Finance, 7.50%, 5/19/16 (USD) (1) | 9,000,000 | 9,742 |
| | | 21,218 |
| **Government Bonds 0.3%** | | |
| Federal Republic of Nigeria, 6.75%, 1/28/21 (USD) | 1,100,000 | 1,306 |
| Federal Republic of Nigeria, 6.75%, 1/28/21 (USD) (1) | 6,800,000 | 8,075 |
| Federal Republic of Nigeria, Zero Coupon, 1/10/13 | 6,500,000 | 42 |
| Federal Republic of Nigeria, Zero Coupon, 1/24/13 | 3,376,000 | 21 |
| | | 9,444 |
| Total Nigeria (Cost $27,073) | | 30,662 |
| **PANAMA 0.0%** | | |
| **Government Bonds 0.0%** | | |
| Republic of Panama, 5.20%, 1/30/20 (USD) | 125,000 | 150 |

| | | |
|---|---|---|
| Republic of Panama, 6.70%, 1/26/36 (USD) | 385,000 | 549 |
| Total Panama (Cost $574) | | 699 |
| **PERU 1.4%** | | |
| **Corporate Bonds 0.9%** | | |
| Banco Credito del Peru, 4.75%, 3/16/16 (USD) (1) | 6,720,000 | 7,123 |
| Banco Credito del Peru, 5.375%, 9/16/20 (USD) (1) | 6,225,000 | 6,956 |
| Corp Lindley, 6.75%, 11/23/21 (USD) (1) | 3,410,000 | 3,956 |
| Corporacion Azucarera del Peru, 6.375%, 8/2/22 (USD) (1) | 3,720,000 | 4,036 |
| Scotiabank Peru, FRN, 4.50%, 12/13/27 (USD) (1) | 9,030,000 | 9,053 |
| Southern Copper, 7.50%, 7/27/35 (USD) | 4,890,000 | 6,312 |
| | | 37,436 |
| **Government Bonds 0.5%** | | |
| Republic of Peru, 7.125%, 3/30/19 (USD) | 50,000 | 66 |
| Republic of Peru, 5.625%, 11/18/50 (USD) | 14,865,000 | 19,347 |
| Republic of Peru, 7.84%, 8/12/20 (1) | 155,000 | 76 |
| | | 19,489 |
| Total Peru (Cost $48,626) | | 56,925 |
| **PHILIPPINES 2.9%** | | |
| **Corporate Bonds 0.3%** | | |
| National Power, 6.875%, 11/2/16 (USD) | 2,537,000 | 3,000 |
| National Power, 9.625%, 5/15/28 (USD) | 2,310,000 | 3,743 |
| Power Sector Assets & Liabilities, 7.39%, 12/2/24 (USD) | 4,035,000 | 5,659 |
| | | 12,402 |
| **Government Bonds 2.6%** | | |
| Republic of Philippines, 4.95%, 1/15/21 | 13,000,000 | 350 |
| Republic of Philippines, 5.00%, 1/13/37 (USD) | 12,150,000 | 14,808 |
| Republic of Philippines, 6.375%, 1/15/32 (USD) | 665,000 | 913 |
| Republic of Philippines, 6.375%, 10/23/34 (USD) | 57,550,000 | 81,002 |

| | | |
|---|---|---|
| Republic of Philippines, 7.75%, 1/14/31 (USD) | 3,000,000 | 4,616 |
| Republic of Philippines, 8.375%, 6/17/19 (USD) | 545,000 | 754 |
| Republic of Philippines, 7.50%, 9/25/24 (USD) | 555,000 | 794 |
| | | 103,237 |
| Total Philippines (Cost $90,559) | | 115,639 |
| **POLAND 0.5%** | | |
| **Corporate Bonds 0.5%** | | |
| Eileme 1, PIK, 14.25%, 8/15/20 (USD) (1) | 3,880,411 | 3,992 |
| Eileme 2, 11.625%, 1/31/20 (USD) (1) | 12,950,000 | 15,216 |
| | | 19,208 |
| **Government Bonds 0.0%** | | |
| Republic of Poland, 5.125%, 4/21/21 (USD) | 650,000 | 772 |
| | | 772 |
| Total Poland (Cost $17,522) | | 19,980 |
| **QATAR 0.2%** | | |
| **Government Bonds 0.2%** | | |
| State of Qatar, 5.75%, 1/20/42 (USD) (1) | 5,700,000 | 7,439 |
| Total Qatar (Cost $6,136) | | 7,439 |
| **ROMANIA 0.0%** | | |
| **Government Bonds 0.0%** | | |
| Republic of Romania, 6.75%, 2/7/22 (USD) | 200,000 | 243 |
| Total Romania (Cost $237) | | 243 |
| **RUSSIA 13.5%** | | |
| **Corporate Bonds 5.7%** | | |
| Alfa Bank, 7.50%, 9/26/19 (USD) (1) | 6,765,000 | 7,174 |
| Alfa Bank, 7.875%, 9/25/17 (USD) | 2,500,000 | 2,800 |

| | | |
|---|---|---|
| Alfa Bank, 7.875%, 9/25/17 (USD) (1) | 11,780,000 | 13,194 |
| Alrosa Finance, 7.75%, 11/3/20 (USD) | 6,000,000 | 6,990 |
| EuroChem Mineral & Chemical, 5.125%, 12/12/17 (USD) (1) | 5,225,000 | 5,375 |
| GAZ Capital, 5.999%, 1/23/21 (USD) (1) | 3,300,000 | 3,825 |
| GAZ Capital, 7.288%, 8/16/37 (USD) | 24,268,000 | 31,726 |
| Gazprom Neft, 4.375%, 9/19/22 (USD) (1) | 2,880,000 | 2,959 |
| JSC Severstal, 6.25%, 7/26/16 (USD) | 6,500,000 | 6,961 |
| JSC Severstal, 6.70%, 10/25/17 (USD) (1) | 6,075,000 | 6,682 |
| Lukoil International Finance, 6.125%, 11/9/20 (USD) | 800,000 | 929 |
| Lukoil International Finance, 7.25%, 11/5/19 (USD) | 7,535,000 | 9,249 |
| Metalloinvest Finance, 6.50%, 7/21/16 (USD) (1) | 13,700,000 | 14,436 |
| Metalloinvest Finance, 6.50%, 7/21/16 (USD) | 2,600,000 | 2,740 |
| Novatek Finance, 4.422%, 12/13/22 (USD) (1) | 10,765,000 | 10,859 |
| Promsvyazbank Finance, 6.20%, 4/25/14 (USD) (1) | 8,000,000 | 8,070 |
| Rosneft International Finance, 4.199%, 3/6/22 (USD) (1) | 2,770,000 | 2,825 |
| Rushydro Finance, 7.875%, 10/28/15 | 242,000,000 | 7,909 |
| Russian Railways, 5.739%, 4/3/17 (USD) | 1,010,000 | 1,134 |
| Sberbank of Russia, 5.125%, 10/29/22 (USD) (1) | 2,560,000 | 2,621 |
| Sberbank of Russia, 5.125%, 10/29/22 (USD) | 6,000,000 | 6,143 |
| Sberbank of Russia, 6.125%, 2/7/22 (USD) (1) | 800,000 | 916 |
| SCF Capital, 5.375%, 10/27/17 (USD) | 3,050,000 | 3,138 |
| Severstal, 5.90%, 10/17/22 (USD) (1) | 3,140,000 | 3,183 |
| Severstal, 6.70%, 10/25/17 (USD) | 100,000 | 110 |
| TMK Capital, 7.75%, 1/27/18 (USD) | 7,700,000 | 8,123 |
| TNK-BP Finance, 6.625%, 3/20/17 (USD) | 5,950,000 | 6,798 |
| Transneft, 8.70%, 8/7/18 (USD) | 1,900,000 | 2,468 |
| VEB Finance, 6.80%, 11/22/25 (USD) | 300,000 | 369 |
| VEB Finance, 6.902%, 7/9/20 (USD) | 400,000 | 489 |
| VEB Finance, 6.902%, 7/9/20 (USD) (1) | 9,150,000 | 11,186 |
| VimpelCom, 7.504%, 3/1/22 (USD) | 9,900,000 | 11,373 |
| VimpelCom, 7.748%, 2/2/21 (USD) | 7,300,000 | 8,450 |
| VTB Bank, 6.551%, 10/13/20 (USD) | 12,600,000 | 14,049 |
| VTB Bank, 6.95%, 10/17/22 (USD) (1) | 5,550,000 | 5,994 |
| | | 231,247 |

| | | |
|---|---|---|
| **Government Bonds 7.8%** | | |
| Russian Federation, 4.50%, 4/4/22 (USD) | 20,000,000 | 22,950 |
| Russian Federation, 5.00%, 4/29/20 (USD) | 8,100,000 | 9,583 |
| Russian Federation, 5.625%, 4/4/42 (USD) | 7,800,000 | 9,711 |
| Russian Federation, 5.625%, 4/4/42 (USD) (1) | 600,000 | 747 |
| Russian Federation, 7.85%, 3/10/18 | 5,000,000 | 179 |
| Russian Federation, 7.85%, 3/10/18 (1) | 140,000,000 | 5,006 |
| Russian Federation, FRN, 7.50%, 3/31/30 (USD) | 205,500,718 | 264,356 |
| | | 312,532 |
| Total Russia (Cost $473,847) | | 543,779 |
| **SENEGAL 0.0%** | | |
| **Government Bonds 0.0%** | | |
| Republic of Senegal, 8.75%, 5/13/21 (USD) | 200,000 | 238 |
| Total Senegal (Cost $207) | | 238 |
| **SERBIA 0.6%** | | |
| **Government Bonds 0.6%** | | |
| Republic of Serbia, 5.25%, 11/21/17 (USD) (1) | 2,900,000 | 3,023 |
| Republic of Serbia, 7.25%, 9/28/21 (USD) | 200,000 | 231 |
| Republic of Serbia, FRN, 6.75%, 11/1/24 (USD) | 21,448,805 | 21,771 |
| Total Serbia (Cost $23,627) | | 25,025 |
| **SOUTH AFRICA 0.1%** | | |
| **Corporate Bonds 0.0%** | | |
| Eskom Holdings, 5.75%, 1/26/21 (USD) | 400,000 | 456 |
| | | 456 |
| **Government Bonds 0.1%** | | |
| Republic of South Africa, 4.665%, 1/17/24 (USD) | 2,998,000 | 3,403 |
| Republic of South Africa, 6.25%, 3/8/41 (USD) | 1,327,000 | 1,768 |

| | | |
|---|---|---|
| Republic of South Africa, 6.875%, 5/27/19 (USD) | 275,000 | 346 |
| | | 5,517 |
| Total South Africa (Cost $5,361) | | 5,973 |
| **SRI LANKA 0.0%** | | |
| **Government Bonds 0.0%** | | |
| Republic of Sri Lanka, 6.60%, 6/1/14 | 45,000,000 | 330 |
| Republic of Sri Lanka, 7.40%, 1/22/15 (USD) | 320,000 | 346 |
| Republic of Sri Lanka, Zero Coupon, 1/4/13 | 14,450,000 | 113 |
| Republic of Sri Lanka, Zero Coupon, 8/2/13 | 33,940,000 | 249 |
| Total Sri Lanka (Cost $995) | | 1,038 |
| **THAILAND 0.2%** | | |
| **Corporate Bonds 0.2%** | | |
| PTT Global Chemical, 4.25%, 9/19/22 (USD) (1) | 5,125,000 | 5,330 |
| PTTEP Canada International Finance, 6.35%, 6/12/42 (USD) (1) | 875,000 | 1,096 |
| Total Thailand (Cost $5,955) | | 6,426 |
| **TRINIDAD AND TOBAGO 0.3%** | | |
| **Corporate Bonds 0.3%** | | |
| Petroleum Company of Trinidad & Tobago 9.75%, 8/14/19 (USD) (1) | 8,400,000 | 11,248 |
| Total Trinidad and Tobago (Cost $8,562) | | 11,248 |
| **TURKEY 11.4%** | | |
| **Corporate Bonds 2.0%** | | |
| AkBank, 5.00%, 10/24/22 (USD) (1) | 2,540,000 | 2,691 |
| AkBank, 5.125%, 7/22/15 (USD) (1) | 6,685,000 | 7,086 |
| AkBank, 6.50%, 3/9/18 (USD) (1) | 4,000,000 | 4,573 |
| Anadolu Efes, 3.375%, 11/1/22 (USD) (1) | 12,195,000 | 12,073 |
| Eldorado Gold, 6.125%, 12/15/20 (USD) (1) | 9,175,000 | 9,381 |

| | | |
|---|---|---|
| Export Credit Bank of Turkey, 5.875%, 4/24/19 (USD) (1) | 2,825,000 | 3,225 |
| Turkiye Garanti Bankasi, 4.00%, 9/13/17 (USD) (1) | 2,625,000 | 2,714 |
| Turkiye Garanti Bankasi, 6.25%, 4/20/21 (USD) (1) | 12,300,000 | 14,164 |
| Turkiye Halk Bankasi, 4.875%, 7/19/17 (USD) (1) | 10,460,000 | 11,192 |
| Yasar Holdings, 9.625%, 10/7/15 (USD) | 12,750,000 | 13,435 |
| | | 80,534 |
| **Government Bonds 9.4%** | | |
| Republic of Turkey, 5.125%, 3/25/22 (USD) | 16,050,000 | 18,498 |
| Republic of Turkey, 5.625%, 3/30/21 (USD) | 19,500,000 | 23,254 |
| Republic of Turkey, 6.00%, 1/14/41 (USD) | 29,130,000 | 36,449 |
| Republic of Turkey, 6.25%, 9/26/22 (USD) | 34,675,000 | 43,309 |
| Republic of Turkey, 6.75%, 4/3/18 (USD) | 8,100,000 | 9,811 |
| Republic of Turkey, 6.75%, 5/30/40 (USD) | 31,800,000 | 43,288 |
| Republic of Turkey, 6.875%, 3/17/36 (USD) | 25,842,000 | 34,984 |
| Republic of Turkey, 7.00%, 3/11/19 (USD) | 29,757,000 | 37,114 |
| Republic of Turkey, 7.00%, 6/5/20 (USD) | 9,663,000 | 12,344 |
| Republic of Turkey, 7.25%, 3/15/15 (USD) | 3,950,000 | 4,401 |
| Republic of Turkey, 7.25%, 3/5/38 (USD) | 1,800,000 | 2,551 |
| Republic of Turkey, 7.375%, 2/5/25 (USD) | 4,700,000 | 6,380 |
| Republic of Turkey, 7.50%, 9/24/14 | 27,300,000 | 15,689 |
| Republic of Turkey, 7.50%, 11/7/19 (USD) | 9,000,000 | 11,664 |
| Republic of Turkey, 8.00%, 2/14/34 (USD) | 23,718,000 | 35,636 |
| Republic of Turkey, 10.00%, 6/17/15 | 30,549,000 | 18,669 |
| Republic of Turkey, Treasury Inflation-Indexed, 4.50%, 2/11/15 | 37,898,948 | 23,050 |
| | | 377,091 |
| Total Turkey (Cost $399,659) | | 457,625 |
| **UKRAINE 3.4%** | | |
| **Corporate Bonds 1.1%** | | |
| Avangardco Investments, 10.00%, 10/29/15 (USD) | 3,835,000 | 3,682 |
| DTEK Finance, 9.50%, 4/28/15 (USD) (1) | 9,193,000 | 9,307 |
| Ferrexpo Finance, 7.875%, 4/7/16 (USD) | 4,450,000 | 4,339 |
| MHP, 10.25%, 4/29/15 (USD) | 15,077,000 | 16,019 |

| | | |
|---|---|---|
| Mriya Agro Holding, 10.95%, 3/30/16 (USD) (1) | 10,400,000 | 10,608 |
| | | 43,955 |
| **Government Bonds 2.3%** | | |
| Government of Ukraine, 6.58%, 11/21/16 (USD) | 15,684,000 | 15,744 |
| Government of Ukraine, 6.875%, 9/23/15 (USD) | 6,000,000 | 6,075 |
| Government of Ukraine, 7.75%, 9/23/20 (USD) | 1,480,000 | 1,528 |
| Government of Ukraine, 7.75%, 9/23/20 (USD) (1) | 7,700,000 | 7,950 |
| Government of Ukraine, 7.80%, 11/28/22 (USD) (1) | 3,400,000 | 3,430 |
| Government of Ukraine, 9.25%, 7/24/17 (USD) | 49,500,000 | 53,955 |
| Government of Ukraine, 9.25%, 7/24/17 (USD) (1) | 5,515,000 | 6,011 |
| | | 94,693 |
| Total Ukraine (Cost $134,935) | | 138,648 |
| **UNITED ARAB EMIRATES 0.5%** | | |
| **Corporate Bonds 0.5%** | | |
| DP World, 6.85%, 7/2/37 (USD) | 4,900,000 | 5,763 |
| DP World Sukuk, 6.25%, 7/2/17 (USD) | 4,910,000 | 5,530 |
| Dubai Holding Commercial Operations, 6.00%, 2/1/17 (GBP) | 2,000,000 | 3,163 |
| Emaar Sukuk, 8.50%, 8/3/16 (USD) | 5,600,000 | 6,370 |
| Total United Arab Emirates (Cost $17,510) | | 20,826 |
| **UNITED KINGDOM 0.0%** | | |
| **Corporate Bonds 0.0%** | | |
| Sable International Finance, 8.75%, 2/1/20 (USD) (1) | 1,425,000 | 1,617 |
| Total United Kingdom (Cost $1,425) | | 1,617 |
| **UNITED STATES 0.7%** | | |
| **Corporate Bonds 0.4%** | | |
| Laureate Education, 9.25%, 9/1/19 (1) | 3,250,000 | 3,396 |
| NII Capital, 7.625%, 4/1/21 | 7,335,000 | 5,483 |
| NII Capital, 8.875%, 12/15/19 | 2,840,000 | 2,244 |

| | | |
|---|---|---|
| NII Capital, 10.00%, 8/15/16 | 4,846,000 | 4,482 |
| | | 15,605 |
| **Government Bonds 0.2%** | | |
| U.S. Treasury Notes, 0.25%, 5/15/15 | 650,000 | 649 |
| U.S. Treasury Notes, 1.00%, 3/31/17 | 1,000,000 | 1,018 |
| U.S. Treasury Notes, 2.25%, 1/31/15 (2) | 6,459,000 | 6,723 |
| | | 8,390 |
| **Municipal Securities 0.1%** | | |
| Guam Power Auth., 7.50%, 10/1/15 | 5,335,000 | 5,490 |
| | | 5,490 |
| Total United States (Cost $30,954) | | 29,485 |
| **URUGUAY 0.0%** | | |
| **Government Bonds 0.0%** | | |
| Republic of Uruguay, FRN, 7.875%, 1/15/33 (USD) | 420,000 | 654 |
| Total Uruguay (Cost $503) | | 654 |
| **VENEZUELA 10.0%** | | |
| **Corporate Bonds 4.3%** | | |
| Petroleos de Venezuela, 5.00%, 10/28/15 (USD) | 61,200,000 | 56,457 |
| Petroleos de Venezuela, 5.125%, 10/28/16 (USD) | 10,763,562 | 9,472 |
| Petroleos de Venezuela, 5.25%, 4/12/17 (USD) | 39,576,800 | 34,729 |
| Petroleos de Venezuela, 5.375%, 4/12/27 (USD) | 8,400,000 | 5,922 |
| Petroleos de Venezuela, 8.50%, 11/2/17 (USD) | 66,612,100 | 65,946 |
| | | 172,526 |
| **Government Bonds 5.7%** | | |
| Bolivarian Republic of Venezuela, 11.95%, 8/5/31 (USD) | 70,425,900 | 80,462 |
| Bolivarian Republic of Venezuela, 12.75%, 8/23/22 (USD) | 51,355,000 | 60,085 |
| Republic of Venezuela, 6.00%, 12/9/20 (USD) | 13,425,500 | 11,277 |
| Republic of Venezuela, 7.00%, 3/31/38 (USD) | 14,275,000 | 11,491 |
| Republic of Venezuela, 7.65%, 4/21/25 (USD) | 23,457,000 | 20,759 |

(Amounts in 000s)

## Forward Currency Exchange Contracts

| Counterparty | Settlement | Receive | | Deliver | | Unrealized Gain (Loss) |
|---|---|---|---|---|---|---|
| Bank of America Merrill Lynch | 2/15/13 | BRL | 165 | USD | 79 | 1 |
| Bank of America Merrill Lynch | 2/15/13 | TRY | 16,534 | USD | 9,228 | (14) |
| Bank of America Merrill Lynch | 2/15/13 | USD | 207,599 | BRL | 430,976 | (1,730) |
| Bank of America Merrill Lynch | 2/15/13 | USD | 17,115 | EUR | 13,418 | (602) |
| Bank of America Merrill Lynch | 2/15/13 | USD | 3,232 | GBP | 2,040 | (82) |
| Bank of America Merrill Lynch | 2/15/13 | USD | 15,959 | MXN | 205,241 | 142 |
| Barclays Bank | 2/15/13 | NGN | 1,562,328 | USD | 9,635 | 159 |
| Citibank | 2/15/13 | EUR | 7,503 | USD | 9,621 | 287 |
| Citibank | 2/15/13 | MXN | 54,238 | USD | 4,063 | 117 |
| Citibank | 2/15/13 | USD | 7,659 | MXN | 100,964 | (122) |
| Citibank | 3/14/13 | CNY | 61,349 | USD | 9,760 | 36 |
| Credit Suisse | 2/15/13 | TRY | 250 | USD | 137 | 2 |
| Credit Suisse | 2/15/13 | USD | 41,716 | TRY | 76,224 | (765) |
| Deutsche Bank | 2/15/13 | USD | 4,138 | TRY | 7,530 | (59) |
| Deutsche Bank | 3/13/13 | GHS | 85 | USD | 43 | — |
| HSBC Bank | 1/22/13 | INR | 529,567 | USD | 9,566 | 63 |
| HSBC Bank | 1/24/13 | PHP | 7,293 | USD | 178 | — |
| HSBC Bank | 2/15/13 | PHP | 785,957 | USD | 19,102 | 52 |
| HSBC Bank | 2/15/13 | RUB | 815,174 | USD | 25,683 | 802 |
| JPMorgan Chase | 2/15/13 | MXN | 235,757 | USD | 18,459 | (290) |
| JPMorgan Chase | 2/15/13 | USD | 79 | BRL | 165 | (2) |
| JPMorgan Chase | 2/15/13 | USD | 11,311 | TRY | 20,431 | (75) |
| JPMorgan Chase | 2/21/13 | EGP | 270 | USD | 43 | (2) |
| Morgan Stanley | 2/15/13 | BRL | 19,753 | USD | 9,348 | 246 |
| Morgan Stanley | 2/15/13 | RUB | 607,957 | USD | 19,586 | 167 |
| Royal Bank of Canada | 1/17/13 | KRW | 20,738,138 | USD | 19,101 | 252 |
| Standard Chartered | 1/24/13 | USD | 176 | PHP | 7,293 | (1) |
| Standard Chartered | 2/19/13 | MYR | 59,029 | USD | 19,213 | 27 |
| Standard Chartered | 2/19/13 | MYR | 61,238 | USD | 19,967 | (7) |
| State Street | 2/15/13 | BRL | 2,555 | USD | 1,223 | 18 |
| State Street | 2/15/13 | USD | 10,214 | BRL | 21,443 | (201) |
| Net unrealized gain (loss) on open forward currency exchange contracts | | | | | | $ (1,581) |

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $3,547,547) | $ 3,968,001 |
| Interest receivable | 66,242 |
| Receivable for shares sold | 7,247 |
| Foreign currency (cost $2,801) | 2,777 |
| Unrealized gain on forward currency exchange contracts | 2,371 |
| Receivable for investment securities sold | 1,148 |
| Unrealized gain on swaps | 327 |
| Swap premiums paid | 308 |
| Cash | 20 |
| Other assets | 536 |
| Total assets | 4,048,977 |
| **Liabilities** | |
| Payable for shares redeemed | 16,170 |
| Unrealized loss on forward currency exchange contracts | 3,952 |
| Investment management fees payable | 2,527 |
| Swap premiums received | 1,265 |
| Unrealized loss on swaps | 569 |
| Due to affiliates | 287 |
| Other liabilities | 555 |
| Total liabilities | 25,325 |
| **NET ASSETS** | $ 4,023,652 |
| **Net Assets Consist of:** | |
| Accumulated undistributed net realized gain | $ 10,680 |
| Net unrealized gain | 418,631 |
| Paid-in capital applicable to 282,962,645 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized | 3,594,341 |
| **NET ASSETS** | $ 4,023,652 |
| **NET ASSET VALUE PER SHARE** | $ 14.22 |

The accompanying notes are an integral part of these financial statements.

# Statement of Operations

($000s)

| | | Year Ended 12/31/12 |
|---|---|---|
| **Investment Income (Loss)** | | |
| Income | | |
| Interest | $ | 239,180 |
| Dividend | | 211 |
| Other | | 341 |
| Total income | | 239,732 |
| Expenses | | |
| Investment management | | 26,481 |
| Shareholder servicing | | 5,425 |
| Prospectus and shareholder reports | | 178 |
| Custody and accounting | | 903 |
| Registration | | 125 |
| Legal and audit | | 47 |
| Directors | | 27 |
| Miscellaneous | | 20 |
| Total expenses | | 33,206 |
| Net investment income | | 206,526 |
| **Realized and Unrealized Gain (Loss)** | | |
| Net realized gain (loss) | | |
| Securities | | 23,985 |
| Swaps | | 4,601 |
| Foreign currency transactions | | 12,362 |
| Net realized gain | | 40,948 |
| Change in net unrealized gain (loss) | | |
| Securities | | 390,273 |
| Swaps | | 2,752 |
| Other assets and liabilities denominated in foreign currencies | | (11,616) |
| Change in net unrealized gain (loss) | | 381,409 |
| Net realized and unrealized gain (loss) | | 422,357 |
| **INCREASE IN NET ASSETS FROM OPERATIONS** | $ | 628,883 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on December 30, 1994. The fund seeks to provide high income and capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2012, the fund realized $1,007,000 of net loss on $29,001,000 of in-kind redemptions.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 8% and 12% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price and/or credit rating of the underlying credit, both of which are indicators of market valuations of credit quality. Therefore, payment risk increases as the price of the relevant underlying credit and/or credit rating declines. Generally payment risk increases as the market value of a swap contract declines in relation to the notional amount. As of December 31, 2012, the notional amount of protection sold by the fund totaled $30,500,000 (0.8% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2012, approximately 93% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At December 31, 2012, approximately 37% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. Collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. Cash posted by the fund as collateral is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of December 31, 2012, securities valued at $3,465,000 had been posted by the fund to counterparties for covered OTC instruments. As of December 31, 2012, collateral pledged by counterparties to the fund for covered OTC instruments consisted of securities valued at $1,481,000.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,854,869,000 and $1,350,687,000, respectively, for the year ended December 31, 2012. Purchases and sales of U.S. government securities aggregated $2,398,000 and $7,369,000, respectively, for the year ended December 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of foreign capital gains taxes. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets).

Distributions during the years ended December 31, 2012 and December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2012, the fund utilized $2,575,000 of capital loss carryforwards. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31, are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $179,000 for Price Associates; $638,000 for T. Rowe Price Services, Inc.; and $50,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2012, the fund was allocated $826,000 of Spectrum Funds’ expenses and $3,071,000 of Retirement Funds’ expenses. Of these amounts, $2,283,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 16% of the outstanding shares of the fund were held by the Spectrum Funds and 46% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Markets Bond Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $55,019,000 from long-term capital gains, subject to the 15% rate gains category.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[142]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly employee, African
Development Bank (to 2008)

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Harvard Business School (to 2008)

Sheena L. Barbosa (1983)	Employee, T. Rowe Price
Vice President

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Head
of Global Emerging Markets Research, Pictet
Asset Management Ltd. (to 2011), and Portfolio
Manager of Africa and Middle East portfolios
and other emerging markets strategies, Pictet
Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong; formerly
Vice President	Associate Director, HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, CLS, BNP
Paribas, and Deutsche Bank (to 2008)

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Director, Bank of
America Merrill Lynch and Co-head of credit
and convertibles research team in Hong Kong
(to 2010)

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Cofounder
and Partner, Four Quarter Capital (to 2009)

Jessie Q. Ding (1981)	Vice President, Price Hong Kong; formerly
Vice President	associate, TPG Capital (to 2008)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.
Vice President

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong
Vice President

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009)

Jai Kapadia (1982)	Employee, T. Rowe Price; formerly student,
Vice President	MIT Sloan School of Management (to 2011);
Associate Analyst, Sirios Capital Management
(to 2009)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe
Executive Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Equity
Fund Manager, Citi (London) (to 2008)

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Analyst,
Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President and Secretary, T. Rowe Price,
T. Rowe Price Group, Inc., and T. Rowe Price
International; Vice President, Price Hong Kong
and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly Vice
President, Moody’s Investors Service (to 2010)

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price International
Vice President

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Global
Energy Analyst, Insight Investment (to 2010);
Senior Trader, Brevan Howard (to 2008)

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Naoto Saito (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
HBK Capital Management (to 2008)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Amitabh Shah (1980)	Vice President, T. Rowe Price International
Vice President

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Vice President, Price Singapore; formerly
Vice President	Equity Research Analyst, Samsung Securities
(to 2008); student, Columbia Business School
(to 2010)

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Miki Takeyama (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
London Business School (to 2008)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Jean Pierre Thibaud (1982)	Employee, T. Rowe Price; formerly student,
Vice President	Harvard Business School (to 2011); Senior
Associate, MBA Lazard (to 2009)

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, University of
Chicago Graduate School of Business (to 2009)

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly student, University of
Chicago Graduate School of Business (to 2008)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013